Other current assets (Tables)	12 Months Ended
Dec. 31, 2017
Other Assets [Abstract]
Other Current Assets
Other current assets include:

(In US$ millions)	December 31, 2017	December 31, 2016
Prepaid expenses	87	21
Deferred consideration (1)	80	135
Taxes receivable	24	25
Reimbursable amounts due from customers	15	21
Deferred mobilization cost	15	35
Receivable from ship-yard (2)	—	170
Other current assets	36	88
Total other current assets	257	495

(1)
On April 30, 2013, we completed the disposal of the tender rig business to SapuraKencana. The total consideration consisted of a non-contingent deferred consideration of $145 million, bearing interest at LIBOR plus 5%, which was due in April 2016. During the year ended December 31, 2016, SapuraKencana repaid $10 million of the principal and paid $25 million of interest. On August 28, 2017 this was converted into a formalized loan agreement whereby $5 million is repaid each month, with the residual due to be repaid on August 3, 2018. We expect the entire amount will be recoverable.

(2)
The receivable from shipyard relates to the West Mira, which reached settlement for $170 million on March 13, 2017. For details on the arbitration process and subsequent settlement, refer to Note 6 "Loss on disposals" for more information.